SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2005

First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-30523	58-2466370

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina 29302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (864) 948-9001

Not Applicable

(Former name or former address, if changed since last report.)

Item 8.01          Other Events

On April 25, 2005, First National Bancshares, Inc., holding company for First National Bank of the South, issued a press release announcing that it has filed an application with the OCC to establish a full-service bank branch in Mount Pleasant, South Carolina.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits

          (c)          Exhibits

          The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated April 25, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

	By:	/s/ JERRY L. CALVERT

	Name:	Jerry L. Calvert
	Title:	Chief Executive Officer

Dated: April 25, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1.	Press Release dated April 25, 2005